Related-Party Transactions	12 Months Ended
Dec. 31, 2016
Related-Party Transactions [Abstract]
Related-Party Transactions

23.  Related-Party Transactions

The Bank has granted loans to certain of its executive officers, directors and their related interests. These loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons and, in the opinion of management, do not involve more than normal risk of collection. The aggregate dollar amount of these loans was $6,443,000 and $4,749,000 at December 31, 2016 and 2015, respectively. During 2016, $12,273,000 of new loans were made and repayments totaled $10,579,000. None of these loans were past due, in non-accrual status or restructured at December 31, 2016 or 2015.